UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): (December 18, 2013) December 20, 2013

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-22537-01	23-2215075
(Commission File Number)	(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA 19512
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 822-3321

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.05. Costs Associated with Exit or Disposal Activities

On December 18, 2013, the Board of Directors of National Penn Bancshares, Inc. (“National Penn”) approved certain strategic actions involving the rationalization of the Company’s current expense base, resulting in a non-recurring charge to earnings that will be included in fourth quarter 2013 financial results. Additional information is provided in a press release dated December 20, 2013, which press release is included in this report as Exhibit 99.1 and which is incorporated herein by reference.

Section 8 - Other Events

Item 8.01. Other Events

On December 18, 2013, the Board of Directors of National Penn approved a stock repurchase program for 2014. This action is reflected in a press release dated December 20, 2013, which press release is included in this report as Exhibit 99.1 and which is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits
(d)    Exhibits.
99.1 Press Release dated December 20, 2013 of National Penn Bancshares, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

Date:	December 20, 2013	By:	/s/ Scott V. Fainor
			Name:	Scott V. Fainor
			Title:	President and CEO

EXHIBIT INDEX

Exhibit Number		Method of Filing

99.1	Press Release dated December 20, 2013 of National Penn Bancshares, Inc.	Furnished herewith.

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